UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 07, 2014 (Date of earliest event reported)
PennantPark Floating Rate Capital Ltd. (Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00891 (Commission File Number)	27-3794690 (IRS Employer Identification Number)

590 Madison Avenue, 15th Floor, New York, NY (Address of principal executive offices)		10022 (Zip Code)
212-905-1000 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 7, 2014, PennantPark Floating Rate Capital Ltd. issued a press release announcing its scheduled earnings release for the fiscal year ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report, pursuant to Item 7.01 and Regulation FD.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. PennantPark Floating Rate Capital Ltd. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None

(b) Pro forma financial information:
            None

(c) Shell company transactions:
            None

(d) Exhibits
            99.1       Press Release of PennantPark Floating Rate Capital Ltd. dated October 07, 2014

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 07, 2014	PENNANTPARK FLOATING RATE CAPITAL LTD. By: /s/ Aviv Efrat Aviv Efrat Chief Financial Officer & Treasurer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of PennantPark Floating Rate Capital Ltd. dated October 07, 2014